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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    OCTOBER 12, 2001
                                                       ---------------------



                         FGIC SECURITIES PURCHASE, INC.
                         ------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          DELAWARE                      0-19564                 13-3633082
          --------                      -------                 ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)


                     115 BROADWAY, NEW YORK, NEW YORK 10006
                    -----------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE           (212) 312-3000
                                                   -----------------------------




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  Other Events.

         An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47446) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

         The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 2, 2001 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 appearing GE Capital's Annual Report on Form 10-K for the year ended December 31, 2000; and (ii) the reference to them under Experts in the Prospectus Supplement, dated October 12, 2001, relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $127,165,000 principal amount plus interest Liquidity Facility in support of City of Detroit, Michigan Sewage Disposal System Senior Lien Revenue Refunding Bonds (Variable Rate Demand), Series 2001(C-2).

Item 7.  Exhibits.

             Item 601 of
             Regulation S-K
             Exhibit Reference
             Number

              (23) Consents of experts and counsel:
                      (k) Consent of KPMG LLP


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FGIC SECURITIES PURCHASE, INC.
                                          ------------------------------
                                                    Registrant


Dated: October 12, 2001                   By: /s/ Carolanne Gardner
                                              ---------------------------
                                              Name:  Carolanne Gardner
                                              Title: Vice President


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                                  EXHIBIT INDEX

               EXHIBIT NO.     DESCRIPTION

              (23)             Consents of experts and counsel:
                               (k) Consent of KPMG LLP